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                                                                   EXHIBIT 10.35

[VIRAGE LOGIC LOGO]


                            MASTER LICENSE AGREEMENT

This Master License Agreement ("Agreement") is made and entered into 8 June 2001 ("Effective Date") by and between VIRAGE LOGIC CORPORATION ("Virage Logic"), a Delaware corporation, with offices at 46501 Landing Parkway, Fremont, California 94538 USA, and STMICROELECTRONICS SA ("Licensee"), a French corporation, with offices at 29, Bd Romain Rolland, 92120 Montrouge -- France, (collectively or individually referred to as "the Parties" or "the Party").

        This Agreement is a master license agreement that will govern the license of certain Virage Logic software products and other technology by Virage Logic to Licensee and all its Affiliated Companies as defined below. Licensed Materials will be listed in exhibits attached hereto that may be added upon mutual agreement from time to time. The first exhibit under this Agreement shall be known as Exhibit 1 and subsequent exhibits shall be consecutively numbered. The Parties have agreed on a format for exhibits, which shall serve as a draft exhibit, to be completed and signed by the Parties for each separate project (see Appendix A attached hereto).

1.      DEFINITIONS.

        1.1. "Compiler" means each Virage Logic development tool listed in an Exhibit, which tool consists of: (i) object code versions of a set of executable software program(s), (ii) libraries containing design elements of memory cell arrays and control logic, and (iii) all related documentation. Each Compiler includes any and all updates, replacements and enhancements thereto that Virage Logic delivers to the Licensee.

        1.2. "Instance(s)" means designs of discrete integrated circuit memory cell arrays and corresponding control logic, which are either generated for Licensee by Virage Logic and described in an Exhibit, or are generated by Licensee or by a third party authorized by this Agreement or the applicable exhibit acting on behalf of Licensee through subcontracting services through the use of a Compiler licensed hereunder. Instances may be expressed in GDSII, hardware definition languages, or other formats. Each Instance includes all documentation related to the design and any and all updates, replacements and enhancements thereto that Virage Logic delivers to the Licensee.

        1.3. "Licensed Material(s)" means, collectively, the Compiler(s) licensed hereunder and any Instance(s) generated by Licensee or by a third party on behalf of Licensee on any Compiler licensed hereunder or generated for Licensee by Virage Logic.

        1.4. "Intellectual Property Rights" means patent rights (including patent applications and disclosures), mask work rights, copyrights, trade secrets, know-how and any other intellectual property rights recognized in any country or jurisdiction of the world; exclusive of trademarks, trade names, logos, service marks, and other designations of source.

  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        1.5. "Affiliated Companies" means any company, group or entity worldwide, at least fifty (50) per cent owned or controlled, directly or indirectly, now or hereafter by STMicroelectronics NV, a Dutch corporation, with offices at Stawinskyaan 1725 -- World Trade Center -- Tower B -- 17th Floor -- 1077XX -- Amsterdam -- THE NETHERLANDS.

        1.6. "Product(s)" means any semiconductor devices designed, developed and manufactured by or on behalf of Licensee or any of its Affiliated Companies using Compilers and Instances, at any stage, of its design, development or manufacture process.

        1.7. "Partner(s)" means any company which is involved, at any stage, in the design, development or manufacturing of Products with Compilers and Instances. Partner excludes direct competitors of Virage Logic as such parties as defined in Section 11.2(b) and as specifically identified in Appendix C.

2.      RESERVED.

3.      LICENSE GRANTS.

        3.1. License Grants. Virage Logic hereby grants to Licensee and any and all its Affiliated Companies, subject to the terms and conditions of this Agreement and in accordance with the applicable exhibit,

             (a) a non-exclusive, non-transferable, fee-bearing license to use each Compiler licensed hereunder to create Instances;

             (b) a worldwide, non-exclusive, non-transferable license to use and reproduce, on its own or to have used or reproduced by Partners, Instances licensed hereunder (whether generated by Licensee or by Virage Logic on Licensee's behalf) for Licensee's process for Products manufactured solely at Licensee's manufacturing facilities (except as otherwise provided for in the applicable exhibit) solely to design, develop and manufacture Licensee's Products. For the avoidance of confusion, Instances will be available to Partners in all formats including all documentation; and

             (c) a worldwide, non-exclusive, non-transferable license to distribute or have distributed and supply or have supplied such Instances solely: (i) in GDSII data format and only to the semiconductor manufacturer selected by Licensee or any of its Affiliated Companies subject to commercially reasonable terms as shown on the applicable exhibit and solely for the purpose of enabling such manufacturer to design, develop and manufacture Products for Licensee, and (ii) as incorporated into physical implementations of Licensee's Products as reduced to silicon.

  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        3.2. Limitations on Licenses.

             (a) Licensee and any and all its Affiliated Companies may use Compilers and Instances, subject to the terms and conditions of this Agreement and in accordance with the applicable exhibit only for the applications and processes set forth for those Compilers and Instances in the pertinent exhibit.

             (b) Licensee has no right to transfer, sublicense, or otherwise distribute Licensed Materials except as expressly set forth in Section 3.1 of this Agreement and the applicable exhibit,

               (c) Licensee will not: (i) copy or otherwise reproduce any Licensed Materials, in whole or in part, except as expressly authorized by this Agreement and the applicable exhibit or to make reasonable numbers of back-up copies; or (ii) use the Licensed Materials in any manner to provide services to third parties, including, but not limited to, integrated circuit design services

               (d) Licensee's rights in the Licensed Materials will be limited to those expressly granted in this Agreement and the applicable exhibit, and Virage Logic reserves all rights and licenses not expressly granted to Licensee in this Agreement.

4.      PROPRIETARY RIGHTS.

             (a) The Licensed Materials are and will remain the sole and exclusive property of Virage Logic and its suppliers, if any, whether the Licensed Materials are separate or combined with any other products. Virage Logic's rights under this subsection (a) will include, but not be limited to, all copies of the Licensed Materials, in whole and in part; and all Intellectual Property Rights in the Licensed Materials.

             (b) Products shall be the sole and exclusive property of Licensee or any of its Affiliated Companies. The rights of Licensee or any of its Affiliated Companies under this subsection (b) will include, but not be limited to, all copies of the Products, in whole and in part, and all Intellectual Property Rights in the Products.

             (c) Licensee will not delete or in any manner alter the Intellectual Property Rights notices of Virage Logic and its suppliers, if any, appearing on the Licensed Materials as delivered to Licensee.

             (e) Nothing in this Agreement grants Licensee any rights in or to use any of Virage Logic's trademarks, tradenames, service marks, and/or service names.

             (f) The sole trademark appearing on the Products shall be the trademark of Licensee or of any of its Affiliated Companies.


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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             (g) Licensee acknowledges and agrees that all output generated for
Licensee by Virage Logic under this Agreement or any exhibit, or generated by Licensee or by any authorized party (including Partners, semiconductor manufacturers, and Affiliated Companies) through use of any Compiler licensed hereunder contains information that complies with the Virtual Component Identification Physical Tagging Standard (VCID) as maintained by the Virtual Socket Interface Alliance (VSIA). Such information may be expressed in the specific GDSII layer designated by the VSIA, hardware definition languages, or other formats. Licensee is not authorized to alter or change any such information.

5.      DELIVERY

        5.1 Virage Logic shall deliver the Licensed Materials pursuant to the time-schedule and modalities as set forth in the pertinent exhibit.

        5.2 Upon the acceptance of an order by Virage Logic, Virage Logic will electronically deliver to the Licensee by making the Licensed Materials specified in the Exhibit, including any related Documentation, and the License Key(s) available on the FTP Server or via Electronic mail (E-Mail).

        5.3 Virage Logic will electronically notify the Licensee's designated Key Contact that the Licensee's order has been fulfilled and that the Licensed Materials are available on the FTP Server or via E-mail. Such electronic notification of the availability of the Licensed Materials shall constitute the shipment of goods to Licensee and Licensee's receipt of such goods so long as electronic pickup is actually available to Licensee. Should electronic notification not be possible for technical reasons, facsimile or telephone notification will be made to the Licensee and such notification shall have the same force and effect as electronic notification.

        5.4 Licensee shall be responsible for obtaining access to the Internet and retrieving the fulfilled order from the FTP Server or E-Mail. Licensee acknowledges that certain Internet connections and hardware capabilities are necessary to complete the electronic delivery. Licensee accepts the risk that electronic delivery may be slow and time-consuming for the Licensee depending upon network traffic and reliability.

        5.5 Licensee acknowledges and agrees that Virage Logic will only deliver the Licensed Materials electronically and shall not deliver in any tangible medium, including but not limited to, CD-ROM, tape, or paper, unless otherwise agreed in advance.

        5.6 Any update to the Licensed Materials to be provided to the Licensee in accordance with this Agreement, shall also be delivered electronically in the manner described above.

  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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5 bis.  EXAMINATION

        Promptly upon delivery of the Licensed Materials, Licensee will verify that the Licensed Materials conform to the relevant exhibit. Licensee is entitled to reject any Licensed Material in the event that such Licensed Material does not conform to the relevant exhibit (hereinafter "Deficiencies"). When rejecting the Licensed Material, Licensee will provide written notice to Virage Logic describing the Deficiencies. Within a reasonable delay after receiving each such notice regarding Deficiencies, Virage Logic will exert its commercially reasonable efforts to correct the Deficiencies so that the Licensed Material conforms to the relevant exhibit. The Parties will define a mutually agreed upon schedule for the correction of the Deficiency. The procedure in this section 5 bis will be repeated with respect to a revised Licensed Material to determine whether it is acceptable to Licensee, unless and until issues a final rejection of the revised Licensed Material after rejecting the Licensed Material on at least two (2) prior occasions. If Licensee issues a final rejection of the revised Licensed Material pursuant to this section 5 bis, Virage Logic shall, upon Licensee's request, exchange the rejected Licensed Material with commercially available, off-the-shelf Licensed Materials of equal value.

6.      PAYMENT TAXES.

        Licensee will pay Virage Logic the license fee(s) set forth in the pertinent exhibit in accordance with the terms of such exhibit. All license fees and other charges stated herein are exclusive of any sales, use, value-added, or other federal, state or local taxes (excluding taxes based on Virage Logic's net income) and Licensee agrees to pay such taxes.

7.      CONFIDENTIALITY

        Reference is made to the Non disclosure Agreement signed by the Parties and attached hereto in Appendix B.

8.      MAINTENANCE

        With respect to the Licensed Materials, Virage Logic shall provide the following maintenance services on a royalty-free basis and for a period of twelve (12) months from the acceptance of the Licensed Materials.

        (i)    provision of all new EDA Models releases; and

        (ii) provision of all updates (minor and major) to existing EDA Models; and

        (iii) telephone support during European business hours and enhancements to the Compiler Software (but only those enhancements as provided by Virage Logic in its ordinary course of business)


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        (iv)   on site support for severe problems (if it is determined that the severe problem is caused by Licensee, Licensee agrees to reimburse Virage Logic for its reasonable costs in traveling to Licensee's site)

in accordance with the following service lead times:

        (i)    acknowledge of problem submitted within 48 hours by E-Mail

        (ii)   provision of plan for correction within one week

        (iii) for severe problems, intervention on site within one week, where the parties agree that such on site intervention is appropriate to resolve the problem.

        After the expiry of the twelve (12) month period, Licensed may decide to enter into a maintenance agreement for the above-mentioned maintenance services. In this event, the Parties agree to negotiate in good faith a reasonable level of fees.

        Extended maintenance services may be added from time to time upon mutual agreement of the Parties and in accordance with the applicable exhibit.

9.      WARRANTY

9.1. Power and Authority. Each party warrants to the other that it has sufficient corporate power and authority to enter into this Agreement and to grant to the other all licenses and rights that it grants under this Agreement.

9.2.    Term of Warranty.

        Virage Logic warrants, for a period of [***] from the acceptance of the Licensed Materials by Licensee in accordance with the applicable exhibit, that the Licensed Materials will substantially conform to the functional specifications of the Licensed Materials provided to Licensee by Virage Logic as set forth in the pertinent exhibit and shall be free from defects in material and workmanship when used in accordance with the functional specifications. The foregoing warranty does not apply to any element of the Licensed Materials that has been modified, combined with other products or used contrary to Virage Logic's written instructions.

        With respect to the maintenance service set up in Section 8 above, Virage Logic warrants for a period of [***] from the date of execution that such service will be performed in a workmanlike manner.

        9.3. Sole and Exclusive Remedy. FOR ANY BREACH OF THE WARRANTY CONTAINED IN SECTION 9.2 ABOVE, LICENSEE'S SOLE AND EXCLUSIVE REMEDY WILL BE THAT VIRAGE LOGIC WILL, AT VIRAGE LOGIC'S OPTION, EITHER REPLACE OR CORRECT THE DEFECTIVE PORTION OF THE LICENSED MATERIALS


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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OR EXECUTE AGAIN THE SERVICE WITHIN THIRTY (30) DAYS OF BEING INFORMED OF THE
BREACH OF WARRANTY.

9.4. Disclaimer of Other Warranties. THE WARRANTIES IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE,AND NONINFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, VIRAGE LOGIC DOES NOT WARRANT THAT THE LICENSED MATERIALS WILL MEET LICENSEE'S REQUIREMENTS, THAT THE LICENSED MATERIALS WILL OPERATE IN THE COMBINATIONS THAT LICENSEE MAY SELECT OR USE, THAT THE OPERATION OF THE LICENSED MATERIALS WILL BE UNINTERRUPTED OR ERROR FREE, OR THAT ALL ERRORS IN THE LICENSED MATERIALS WILL BE CORRECTED.

10.     INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

        10.1. Reserved

        10.2. Infringement Indemnity.

              (a) Duty to Indemnify and Defend. Virage Logic will indemnify Licensee and its Affiliated Companies against, and will defend or settle at Virage Logic's own expense, subject to the limitations set forth in Section 12 of this Agreement, any action or other proceeding brought against Licensee to the extent that it is based on [***]. Virage Logic will pay costs, damages, and expenses (including reasonable attorneys' fees) finally awarded against Licensee, subject to the limitations set forth in Section 12 of this Agreement, in any such action or proceeding attributable to any such claim. Virage Logic will have no obligation under this Section as to any action, proceeding, or claim unless: (i) Virage Logic is notified of it promptly; (ii) Virage Logic has sole control of its defense and settlement; and (iii) Licensee provides Virage Logic with reasonable assistance in its defense and settlement.

              (b) Injunctions. If Licensee's use of any Licensed Materials under the terms of this Agreement is, or in Virage Logic's opinion is likely to be, enjoined due to the type of infringement or misappropriation specified in subsection (a) above, then Virage Logic shall, at its sole option and expense, either: (i) procure for Licensee the right to continue using such Licensed Materials under the terms of this Agreement; or (ii) replace or modify such Licensed Materials so that they are noninfringing and meet the same functional specifications as the enjoined Licensed Materials.

              (c) Sole Remedy. THE FOREGOING ARE VIRAGE LOGIC'S SOLE AND EXCLUSIVE OBLIGATIONS, AND LICENSEE'S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS.


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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               (d) Exclusions. Virage Logic will have no obligations under this
Section 10.2 with respect to infringement or misappropriation arising solely from: (i) modifications to the Licensed Materials by any party other than Virage Logic except if Virage Logic approved such modifications in writing, (ii) Licensed Material specifications requested by Licensee, (iii) any Instances generated by Licensee except to the extent such infringement or misappropriation existed in the Licensed Materials as provided to Licensee , or (iv) the use of the Licensed Materials in combination with products or technology not provided by Virage Logic.

11.     TERM AND TERMINATION.

        11.1 Term. The term of this Agreement will begin on the Effective Date and will continue, unless terminated earlier in accordance with the provisions of Section 11.2 below.

        11.2 Events of Termination.

             (a) Either party will have the right to terminate this Agreement if: (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after written notice; (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing.

               (b) Virage Logic will have the right to terminate this Agreement if Licensee acquires, consolidates or merges with a direct competitor of Virage Logic. For the purposes of this Agreement, a direct competitor of Virage Logic is any person or entity engaged in the commercial sale or license of Compilers and/or Instances as defined in Sections 1.1 and 1.2 of this Agreement respectively.

               (c) Licensee may terminate this Agreement on thirty (30) days prior notice to Virage Logic only after all exhibits have been completed and there has been no new exhibits in a six (6) month period from the date the work on last exhibit was delivered to the Licensee.

        11.3. Effect of Termination.

              (a) Upon termination or expiration of this Agreement, Licensee will immediately return to Virage Logic or (at Virage Logic's request) destroy all copies of the Licensed Materials and other Confidential Information in its possession or control, and an officer of Licensee will certify to Virage Logic in writing that Licensee has done so. Provided that Virage Logic did not terminate this Agreement for Licensee's breach or for the event specified in
Section 11.2 (b) above, Licensee will have the right to continue to use the Licensed Materials, subject to the terms of Section 3.1 and the applicable exhibit, for which Licensee has paid the license fees as of the effective date of the termination.


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        (b) Licensee will be entitled to manufacture or have manufactured, sell or have sold, supply or have supplied, and distribute or have distributed, Products created under the licenses granted in this Agreement.

        (c) Licensee shall be entitled to manufacture or have manufactured, sell or have sold, supplied or have supplied and distributed or have distributed to any third party any Product created under the licenses granted in this Agreement which has been ordered, is in, or has been in, production, or is held in stock, prior to the date of termination. However, Licensee may not generate, or have generated, any new Instances or begin any new designing using the previously generated Instances after the date of termination.

        Upon termination of this Agreement for Virage Logic's breach in accordance with Section 11.2 (a) above, the licenses granted under this Agreement for Licensed Materials shall continue without any further payment by Licensee.

        11.4. No Damages for Termination. Neither party will be liable to the other on account of termination or expiration of this Agreement for reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases based upon or growing out of such termination or expiration.

        11.5. Nonexclusive Remedy. The exercise by either party of any remedy under this Agreement will be without prejudice to its other remedies under this Agreement or otherwise.

        11.6. Survival. The rights and obligations of the parties contained in Sections 1, 3.2, 4, 5, 6 (to the extent that any payment has accrued and is outstanding), 7, 8, 9, 10, 11, 12 and 13 will survive the termination or expiration of this Agreement.

12.     LIMITATIONS OF LIABILITY.

        12.1 Limitations.

              (a) EXCEPT FOR THE PROVISIONS OF SECTION 7 "CONFIDENTIALITY, AND
SECTION 10 "INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS" (SECTION 10 BEING APPLICABLE TO VIRAGE LOGIC ONLY) OF THIS AGREEMENT, AND IN CASE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT, PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT THE OFFENDING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE

              IN THE EVENT OF A BREACH OF SECTION 7 AND SECTION 10, THE TOTAL LIABILITY FOR INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF EITHER PARTY SHALL NOT EXCEED THE AMOUNT OF [***].


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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              IN THE EVENT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT THE ABOVE
LIMIT OF LIABILITY SHALL APPLY.

              (b) EACH PARTY'S TOTAL LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT FOR DIRECT DAMAGES WILL BE LIMITED TO [***].

13.     GENERAL.

        13.1 Compliance with Law. Each party agrees to perform this Agreement in compliance with all applicable laws, rules, and regulations in connection with its activities under this Agreement. Without limiting the foregoing, Licensee acknowledges that all Licensed Materials, including documentation and other Virage Logic technical data, may be subject to export controls imposed by the U.S. Export Administration Act of 1979, as amended (the "Act"), and the regulations promulgated thereunder. Licensee shall not export or re-export (directly or indirectly) any Licensed Materials or other Virage Logic technical data therefor without complying with the Act and the regulations thereunder.

        13.2. Assignment. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither Party may assign this Agreement either voluntarily, by merger, by operation of law or otherwise in whole or in part, without the other Party's written consent, which consent will not be unreasonably withheld. Any attempt to assign this Agreement without such consent will be null and void. Notwithstanding the foregoing, Licensee may at all times subject to prior notification assign its respective rights and obligations under this Agreement to any Affiliated Company as defined above.

        13.3. Governing Law. All disputes arising out of or in connection with the present Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. Such arbitration shall take place in Paris and shall be conducted in English. Laws of England shall be applicable.

        10.5. Injunctive Relief. Licensee acknowledges that the Licensed Materials contain and embody trade secrets and other intellectual property of Virage Logic, the disclosure or unauthorized use of which would cause substantial harm to Virage Logic that could not be remedied by the payment of damages alone. Accordingly, Virage Logic will be entitled to preliminary and permanent injunctive relief and other equitable relief for any breach of Licensee's obligations of confidentiality or use of Licensed Materials not in accordance with this Agreement.

        13.4. Severability. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force.


  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        13.5. Force Majeure. Except for payments due under this Agreement, neither party will be responsible for any failure to perform due to causes beyond its reasonable control (each a "Force Majeure"), including, but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, denial of or delays in processing of export license applications, fire, floods, earthquakes, accidents, strikes, or fuel crises, provided that such party gives prompt written notice thereof to the other party. The time for performance will be extended for a period equal to the duration of the Force Majeure, but in no event longer than ninety (90) days.

        13.6. Notices. All notices under this Agreement will be deemed given when delivered personally, sent by confirmed facsimile transmission, or sent by certified or registered U.S. mail or nationally-recognized express courier, return receipt requested, to the address shown below or as may otherwise be specified by either party to the other in accordance with this Section.

        13.7. Independent Contractors. The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

        13.8. Waiver. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights.

        13.9. Entire Agreement. This Agreement and its Appendices and Exhibits, are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document expressly referring to an amendment of this Agreement and executed by both parties.

        13.10 Counterparts. This Agreement may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. If this Agreement is executed in counterparts, no signatory hereto shall be bound until both Parties named below have duly executed or caused to be duly executed a counterpart of this Agreement. Any copy of this Agreement made by reliable means is considered an original.

        13.11 Order of Precedence. In case of conflict between the terms and conditions herein and any other document or correspondence between the Parties, the precedence of all such documents shall be as follows: (1) the exhibits to this Agreement , (2) Appendices to this Agreement (3) this Agreement, (4) the terms of Licensee's purchase orders, (5) Virage Logic's quotes.

  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly-authorized representatives as of the Effective Date.

Licensee: STMICROELECTRONICS SA           VIRAGE LOGIC CORPORATION

By:     /S/ JOEL MONNIER                  By:   /S/ ADAM KABLANIAN
    ----------------------------------       -----------------------------------


Name:    Joel Monnier                     Name:   Adam Kablanian
      --------------------------------          --------------------------------


Title:   Corporate Vice President,        Title:  President and CEO
         Director of CR&D
       -------------------------------          --------------------------------


Date:    October 15, 2001                 Date:   October 15, 2001
      --------------------------------        ----------------------------------


Address: 29, Bd Romain Rolland           Address:   46501 Landing Parkway
         -----------------------------            ------------------------------

         92120 Montrouge -- France                  Fremont, California 94538
         -----------------------------            ------------------------------

Facsimile: +33-476-08-9652               Facsimile: 510-360-8099
         -----------------------------            ------------------------------



The following documents are incorporated into this Agreement in their entirety:

Appendix A -- Exhibit No 1

Appendix B -- Non disclosure agreement

Appendix C -- List of Virage Logic Direct Competitors



  THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS
              BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     Page 12
                                  Confidential

                                   APPENDIX B

                            NON DISCLOSURE AGREEMENT

This Non Disclosure Agreement (hereinafter referred to as the "Agreement"), effective on November 15th, 2001 (hereinafter referred to as the "Effective Date")

By and between:

STMICROELECTRONICS SA, a company incorporated and existing under the laws of France, having its registered office at 29, Bd Romain Rolland - 92120 MONTROUGE, France, (hereinafter referred to as "ST"),

on the one hand, and,

VIRAGE LOGIC CORPORATION, a company incorporated and existing under the laws of Delaware, having its principal place of business at 46501 Landing Parkway, Fremont CA 94538 (hereinafter referred to as "VIRAGE LOGIC"), on the other hand, hereinafter collectively referred to as the "Parties".

WHEREAS the Parties desire to exchange proprietary and confidential information relating to 0.10 and 0.13 im technologies in order to evaluate the feasibility and modalities of possible cooperation for Memory Generators on 0.10 and 0.13 im (hereinafter referred to as the "Project"). Virage will disclose information of the following nature:

Product plans, roadmaps, and information related to Virage Logic's embedded memory products, including NOVEA, and software tools, techniques used for designing memory compilers, circuit design techniques and architecture used to improve memory area, power consumption, electromigration, manufacturability, and testability. Information and specifications relating to Embedded Test and Repair of embedded memories and related technology. Silicon Test and Characterization Reports for Virage Logic embedded memory products.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1. CONFIDENTIAL INFORMATION under this Agreement shall mean any item or information including bid not limited to electrical/electronic schematic and circuit diagrams, documentation, specifications, formulas, manufacturing processes, know-how, computer programs, technology, technical descriptions and other technical and economic data, records and information pertaining to the Project, which is disclosed by one Party (hereinafter referred to as the "DISCLOSING PARTY") to the other Party (hereinafter referred to as the "RECEIVING PARTY") under this Agreement whether orally and/or in writing and/or in graphic or in electronic or electromagnetic form and any derivatives of any of the foregoing, provided that it is clearly and conspicuously marked or designated in writing by the DISCLOSING PARTY as being CONFIDENTIAL INFORMATION or


THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        if originally disclosed orally, provided that it is confirmed in writing as being CONFIDENTIAL INFORMATION by the DISCLOSING PARTY within thirty
        (30) calendar days after oral disclosure.

2. The RECEIVING PARTY undertakes to apply to all CONFIDENTIAL INFORMATION at Least the same degree of care with which it treats and protects its own proprietary in formation against public disclosure but no less than reasonable care. AD such CONFIDENTIAL INFORMATION shall not be disclosed to any third party without the prior written consent of the DISCLOSING PARTY except as hereunder provided.

3. The RECEIVING PARTY undertakes to restrict its use of CONFIDENTIAL INFORMATION to the Project, to make no further or other use of the same and to ensure that dissemination of CONFIDENTIAL INFORMATION within its own organization is made on a strict "need to know" basis. The RECEIVING PARTY shall ensure that all persons to whom CONFIDENTIAL INFORMATION is made available arc aware of the confidential nature of such CONFIDENTIAL INFORMATION and comply with the terms and conditions of this Agreement relating to protection and use of CONFIDENTIAL INFORMATION.

4. Notwithstanding the foregoing, due to the organization and structure of the STMicroelectronics NV Group, ST reserves the right and VIRAGE LOGIC agrees, that ST may disclose the CONFIDENTIAL INFORMATION of VIRAGE LOGIC to persons working as employees of an ST Affiliated Company on a "need to know" basis, provided that ST shall ensure that such persons comply with the provisions of this Agreement. For the purpose of this Agreement, an ST Affiliated Company shall mean STMicroelectronics NV and any ST company, owned or controlled, directly or indirectly, now or hereafter, by STMicroelectronics NV.

5. For the purpose of this Agreement, information shall not be considered to be CONFIDENTIAL INFORMATION if the RECEIVING PARTY can prove that such information is:

        (a) in or passes into the public domain other than by breach of this Agreement; or,

        (b) known to the RECEIVING PARTY prior to disclosure by the DISCLOSING PARTY; or,

        (c) disclosed to the RECEIVING PARTY by a third party having the full right to disclose it; or,

        (d)  independently developed by an employee of the RECEIVING PARTY; or,

        (e) approved for unlimited release or use by written authorization of the DISCLOSING PARTY, or required to be disclosed as a result of a. Court order or pursuant to government action.


THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

6. The obligations set forth in this Agreement relating to the protection of CONFIDENTIAL INFORMATION shall remain in effect for a period of five
        (5) yews from the expiration or termination of this Agreement.

7. For the purpose of this Agreement, the persons responsible for holding CONFIDENTIAL INFORMATION shall be:

        For ST:                                            For VIRAGE LOGIC:
        Stephane Hanriat                                   Simon Fielding

8. Neither Party shall assign or transfer any of its rights or obligations thereunder without the prior written consent of the other Party.

9. Nothing in this Agreement shall be deemed to grant either Party a license directly or by implication under any patent; patent applications, copyright, design right (whether registrable or not) mask work rights, trade secrets or know how.

10. This Agreement does not Emit either Party's rights as existing as of the date of its signature. It does not create any additional right or obligation which is not expressly included herein and in particular it shall not be deemed to create any obligation for either Party to enter into any further contractual arrangements of any kind.

11. This Agreement shall remain in force for a period of two (2) years as from the Effective Date. However, this Agreement may be terminated, prior to its expiry, by either Party on thirty (30) day written notice to the other.

12. In the event of termination each Party undertakes to deliver to the other Party all the CONFIDENTIAL INFORMATION of the other Party, or to certify destruction thereof, at the requesting Party's option.

13. The Parties shall ensure that all communications to be made under or in connection with this Agreement, are made in writing,

if to ST:                                   if to VIRAGE LOGIC:

STMicroelectronics SA                       Virage Logic
Attn:  Peter Hirt                           Attn:  Paul Brady
850, rue Jean Monnet                        46501 Landing Parkway
F-38926 Crolles                             Fremont, California, 94538
France                                      USA
Fax:  +33 476 08 96 52                      Fax:  +1 510.360.8099


THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Copy to:

STMicroelectronics SA
Attn:  General Counsel
165, rue Edouard Branly - BP 112
01637 Saint-Genis-Pouilly cedex, France
Fax:  +33 4 50 40 25 70

14. Neither Party shall reverse-compile, reverse-assemble or reverse-engineer the CONFIDENTIAL INFORMATION or any part of it, of the other.

15. This Agreement embodies the entire understanding of the Parties and shall supersede an previous communications, representations or understandings, either oral or written between the Parties relating to the subject matter hereof.

16. All disputes arising in connection with the present Agreement shall be amicably solved between the Parties. If they cannot be so amicably solved, such disputes shall be finally submitted to the jurisdiction of the Commercial Court of Paris. French Law shall be applicable.

IN WITNESS WHEREOF, ST and VIRAGE LOGIC have hereby executed this Agreement as of the day and year first written above.

FOR STMICROELECTRONICS SA                   FOR VIRAGE LOGIC

Name:                                       Name:

------------------------------------------- ------------------------------------
Title:                                      Title:

------------------------------------------- ------------------------------------
Signature:                                  Signature:

------------------------------------------- ------------------------------------
Date:                                       Date:

------------------------------------------- ------------------------------------

THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

              APPENDIX C - LIST OF VIRAGE LOGIC DIRECT COMPETITORS

                                     Dolphin

                               Artisan Components

                                 Virtual Silicon

                                      CSEM

                                     Avant!






Virage Logic reserves the right to update this Appendix C upon thirty (30) days notice to Licensee.

THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                    Page 13
                                  Confidential

                    EXHIBIT NO 2 TO MASTER LICENSE AGREEMENT
                     0.13um, 90nm AND 65nm MEMORY COMPILERS

Exhibit No. 002 dated as of 1st April 2002 (the "Effective Date of this Exhibit") to the Master License Agreement ("Master License") dated as of 8th June 2001, between STMICROELECTRONICS SA ("Licensee or ST") and VIRAGE LOGIC CORPORATION ("Virage Logic").

Licensee                                       Address for Notices:
STMicroelectronics SA                          Virage Logic Corporation
850, rue Jean Monnet                           3 Toomers Wharf
F-38926 Crolles Cedex                          Newbury
France                                         Berkshire
                                               RG14 1DY, UK

Attn:  Peter Hirt                              Attn:  Paul Brady


                      SILICON MANUFACTURER                  PROCESS
                                                  ------------------------------
                                                    MICRON       LM      VOLTAGE
                                                  ---------   ------   ---------

 [***] & any semiconductor manufacturer with       0.13um       5 - 8
      STMicroelectronics' HCMOS9 (0.13um),           90 nm
   HCMOS10 (90nm) & HCMOS11 (65nm) (and              65nm
    variants thereof) processes installed



DESIGNATED SITE(S): Single Site, Crolles, France

EXHIBIT DURATION: This Exhibit will expire on the third anniversary of the Effective Date of this Exhibit. Upon receipt of a renewal purchase order to be received at Virage Logic no later than 30 days prior to the expiration date of the initial three (3) year term of this Exhibit, this Exhibit will renew for a second three (3) year term on the third anniversary of the Effective Date of this Exhibit.

ENGAGEMENT OF VIRAGE LOGIC: [***]

TERM OF LICENSE:  The following licenses will be granted:

      a)   0.13um ACCESS LICENSE

           - Access License for all currently available off the shelf, as of the Effective Date of this Exhibit, 0.13um [***] Virage Logic memory compilers

              - Access License will be granted upon Licensee's execution of this Exhibit


              - Licensee will have the right to use the memory compilers for silicon verification and project work, but may not tape out for divisional projects until the appropriate Project Based Fee has been paid

          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

      b)   90nm AND 65nm ACCESS LICENSE

           - Access License for all 36 Virage Logic memory compilers as listed in Appendix 1 for 90nm and any other memory compilers that may become available in the future on 90nm and 65nm [***] technology nodes during the Exhibit Duration

             - Access License will be granted upon Licensee's execution of this
               Exhibit

             - Licensee will have the right to access all of the memory compilers as listed in Appendix 1 for 90nm and any other memory compilers that may become available in the future on 90nm and 65nm [***] technology nodes during the Exhibit Duration

             - Licensee will have the right to use the memory compilers for silicon verification and project work, but may not tape out for divisional projects until the appropriate Project Based Fee has been paid

      c)   PROJECT BASED LICENSE

             - A Project Based License will be granted for the respective
               Project upon receipt of a correct Purchase Order from the Licensee

             - Licensee will have the right to tape out divisional projects to either Crolles II and/or [***] and manufacture silicon using the currently available off the shelf memory compilers and any other memory compilers that may become available in the future on 0.13um, 90nm & 65nm [***] technology nodes during the Exhibit Duration

             - A Project is defined as one tape-out of a Licensee's product excluding test chips or bug fixes


      d)   MANUFACTURING LICENSE

             - Licensee will have the right to proceed to silicon volume manufacturing at Licensee's facilities or at [***] using Virage Logic memory compilers

             - Licensee will have the right to manufacture on HCMOS9, HCMOS10 and HCMOS11 and process options (flash, eDRAM, RF,) Licensee will have the right to manufacture on any optical shrink of the ST HCMOS9, HCMOS10 and HCMOS11 processes assuming no GDS II changes are required for the Virage Logic memory compilers

             - Licensee will have the right to manufacture on any Licensee process at any semiconductor company world-wide [***] where any or all of the HCMOS9, HCMOS10 & HCMOS11 processes or derivatives are installed. Licensee agrees to provide a copy of the appropriate section in the aforementioned agreement relating to this right to manufacture

             - Licensee shall be entitled to manufacture or have manufactured, sell or have sold, supplied or have supplied and distributed or have distributed to any third party any Product created under the licenses granted in this Exhibit which has been ordered, is in, or has been in, production, or is held in stock, prior to the expiration date of this Exhibit. However, Licensee may not generate, or have generated, any new Instances or begin any new designing using the previously generated Instances after the expiration date of this Exhibit.


          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

SUMMARY OF FEES:

                           ---------------------------------------------------------------------------
                                                                              MANUFACTURING
                              ACCESS FEE $             PROJECT BASED FEE           FEE
------------------------------------------------------------------------------------------------------
ASAP COMPILERS                                               [***]
                                                                                  Manufacturing
                                                                                Fee of [***]% of
                                                                                  wafer price
STAR COMPILERS

                                                             [***]
------------------------    [***] per quarter    -----------------------------------------------------


                                                             [***]               Manufacturing
                                                                                  Fees to be
                                                                                 agreed for
                                                                                STAR, CAM and
                                                                                 NOVeA by 30th
                                                                                September 2002


--------------------------                --------------------------------------
MULTIPORT COMPILERS                                          [***]
--------------------------                --------------------------------------
CAM COMPILERS                                                [***]
--------------------------                --------------------------------------
NOVeA COMPILERS                                              [***]
--------------------------                --------------------------------------




NOTES TO ABOVE SUMMARY OF FEES:

        1. Prices do not reflect any applicable duties or taxes. The terms of Incoterms 2000 apply with shipments DDU.

        2. Access Fee will provide Access to all available [***] memory compilers on 0.13um, 90nm and 65nm technology nodes for the duration of the Exhibit

        3.  [***]


        4. All products are standard [***] off the shelf compilers with no changes except for those agreed in the SOW as shown in Appendix 2

        5. All 90nm and 65nm products will have an extended temperature and voltage range (excluding NOVeA currently) as defined in the SOW shown in Appendix 2

        6. Quarterly Access fee includes maintenance and IBC ("Instance Based Characterization"), where applicable, for all currently off the shelf memory compilers and any other memory compilers that


          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

            may become available off the shelf in the future on 0.13um, 90nm and 65nm [***] technology nodes

        7. Virage Logic will prepare the 90nm and 65nm memory compilers (with the help of Licensee) to a pre-defined Licensee CAD maturity level, as described in the SOW in Appendix 2, in order for Licensee to incorporate the memory compilers in WebGen

        8.  [***]

        9. Pricing assumes that all products are based on the latest Virage Logic datasheets and the relevant [***] spice models, etc. and that they will be maintained accordingly

        10. Virage Logic agrees to deliver all of the 36 90nm memory compilers as listed in Appendix 1 in accordance with the schedule as listed in Appendix 3.

        11. Licensee agrees to provide Virage Logic, within one hundred and twenty (120) days of the Effective Date of this Exhibit, the final schedule for the products on the G and LP processes for 90nm.

        12. Licensee agrees to provide Virage Logic with silicon characterization data carried out by Licensee for use in Virage Logic's day to day commercial activities. Prior to distributing this data to any third party, Virage Logic would need to have the data or report reviewed by Licensee

        13. Licensee agrees to the release of a press release announcing the relationship between the companies for release no later than 30th September 2002

        14. Licensee agrees to cooperate with Virage Logic to promote the relationship described within this Exhibit at the world-wide design locations of the Licensee


FEES: Access Fees, Project Based Fees, and Manufacturing Fees, as set forth below


ACCESS FEE

        - [***] for the first three years payable at [***] as outlined in the below payment schedule

        - Upon receipt of a renewal purchase order to be received at Virage Logic no later than 30 days prior to the expiration date of the initial three (3) year term of this Exhibit, this Exhibit will renew for a second three (3) year term on the third anniversary of the Effective Date of this Exhibit and a further [***] is payable at [***] as outlined in the below payment schedule

        -   Includes maintenance and IBC for the duration of the Exhibit


PROJECT BASED FEES FOR LICENSEE

        -   [***]

        - Licensee agrees to provide a report no later than 30 days after the end of each calendar quarter detailing the number of projects that have reached tape-out. An Invoice will be generated for the appropriate number of projects within 2 weeks of receipt of the report on a quarterly basis.



          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

MANUFACTURING FEES FOR LICENSEE

        -   ASAP & Multiport

            -  [***]% of wafer price

            - First [***] wafers for each project will bear no manufacturing fees

        - Manufacturing Fees for ASAP and Multiport are due when Licensee ships product for revenue to its customers and invoices them. Reports are made quarterly 30 days after Licensee's quarter end and will be invoiced by Virage Logic upon receipt. Licensee will agree to generate a report containing the number of good wafers manufactured, the foundry tracking number (in the case of [***]) and the wafer price containing Virage Logic memory compilers. Licensee will agree to Virage Logic conducting an annual audit at its own expense if the need arises

        -   STAR, CAM & NOVeA

            - Virage Logic and Licensee agree to have in place no later than 30th September 2002, details of the Manufacturing Fees associated with STAR, CAM and NOVeA, the results of which will be appended to this Exhibit in Appendix 5

            - First [***] wafers for each project will bear no manufacturing fees

MAINTENANCE FEES:  included in the Access Fee for duration of the Exhibit.

MAINTENANCE: Product Updates may include one or more of the following:


        - Modifications to the memory design database due to any of the following:

            -  Re-layout of the physical design due to design rule changes

            -  Analysis of silicon data

            - Re-characterization of the database due to spice model, process changes etc

            -  New EDA models that Virage Logic may offer

            -  Updates to existing EDA models that Virage Logic offer

            -  Enhancements to the Software supplied with the product

            -  Telephone and email support during normal business hours

            - Provide support to optimise the yield of the memories when in volume

        -   Examples of what is not included with Product Updates:

            -  Re-optimization due to more aggressive design rules

            -  Architectural changes in the process (adding local interconnect)

            - Physical changes which require a change in the architecture of the memory compilers

            -  Additional PVT points or changes in the current PVT conditions

PAYMENT TERMS AND SCHEDULE:

All payments due net forty five (45) days after Licensee's receipt of invoice in accordance with the below schedule, except for the first two invoices ([***]) which are due upon receipt.

          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.


                                       ACCESS FEES
             -------------------------------------------------------------------
                           Invoicing Event/Date            Amount
             -------------------------------------------------------------------
                                  [***]                     [***]
             -------------------------------------------------------------------

Upon Licensor issuance of the renewal purchase order for the second three (3) year term of the Exhibit, the following Access Fee Payment Schedule will apply. For the avoidance of doubt, Licensor is under no obligation to renew this Exhibit for the second three (3) year term.

             -------------------------------------------------------------------
                           Invoicing Event/Date            Amount
             -------------------------------------------------------------------
                                  [***]                     [***]
             -------------------------------------------------------------------


PHYSICAL TAGGING STANDARD COMPLIANCE:   Please refer to the Master License

DELIVERY: Please refer to the Master License.

MASTER LICENSE: This Exhibit is issued pursuant to the Master License identified above and the terms and conditions of the Master License are incorporated and made a part of this Exhibit except as modified herein. This Exhibit constitutes a separate License with respect to the Licensed Material(s) described herein. Capitalized terms used in this Exhibit shall have the same meaning as defined in the Master License, unless otherwise stated.

           IN WITNESS WHEREOF, the parties have caused this Exhibit to be executed by their duly-authorized representatives as of the Effective Date of this Exhibit.

Licensee: STMICROELECTRONICS SA                                VIRAGE LOGIC CORPORATION

By: /S/ JOEL MONNIER                                           By: /S/ ADAM KABLANIAN
    ------------------------------------------                     -----------------------------------

Date:  June 28, 2002                                           Date:  June 28, 2002
      ----------------------------------------                       ----------------------------------



Name: Joel Monnier                                             Name: Adam Kablanian
      ----------------------------------------                       ----------------------------------

Title: Corporate Vice President, Director CR&D                 Title: President & CEO
      ----------------------------------------                       ----------------------------------

Address:   850, rue Jean Monnet                                Address: 46501 Landing Parkway
         -------------------------------------                         --------------------------------

           F-38926 Crolles Cedex, France                               Fremont, California 94538, USA
         -------------------------------------                         --------------------------------

Facsimile: +33  4 76 08 96 52                             Facsimile:      510-360-8099
         -------------------------------------                         --------------------------------

The following Appendices are incorporated into this Exhibit in their entirety:

          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

Appendix 1 -- List of 36 Memory Compilers

Appendix 2 -- 90nm SOW

Appendix 3 -- 90nm Development Schedule

Appendix 4 -- Right to Sublicense

Appendix 5-- Manufacturing Fees for STAR, CAM and NOVeA

          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

                 APPENDIX 1 -- LIST OF 36 90nm MEMORY COMPILERS

                                                    Process Options
                                                    Required for ST
                                                   -----------------
                                                      G        LP
--------------------------------------------------------------------
                             1P           16K      [***]       [***]
                RF
                             2P           16K      [***]       [***]
--------------------------------------------------------------------
                             SP          512K      [***]       [***]
                             DP          512K      [***]       [***]
                HD

                          via ROM         1M       [***]       [***]
  ASAP                    Diff ROM        1M       [***]       [***]
--------------------------------------------------------------------
                             SP          512K      [***]       [***]
                HS
                             DP          512K      [***]       [***]
--------------------------------------------------------------------
                             SP          512K      [***]       [***]
                ULP          DP          512K      [***]       [***]
                            ROM           16M      [***]       [***]
--------------------------------------------------------------------
                             SP          512K      [***]       [***]
                HD           SP           8M       [***]       [***]
                             DP          512K      [***]       [***]
--------------------------------------------------------------------
                             SP          512K      [***]       [***]
  STAR          HS
                             DP          512K      [***]       [***]
--------------------------------------------------------------------
                             SP          512K      [***]       [***]
                ULP          DP          512K      [***]       [***]
                            ROM           16M      [***]       [***]
--------------------------------------------------------------------
Multiport                    6P           72K      [***]       [***]
--------------------------------------------------------------------
                           Binary        144K      [***]       [***]
  CAM
                           Ternary       144K      [***]       [***]
--------------------------------------------------------------------
 NOVeA          RAM          1P           16K      [***]       [***]
--------------------------------------------------------------------


          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

                             APPENDIX 2 -- 90nm SOW

                     (to be completed by 30 September 2002)


          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

                     APPENDIX 3 -- 90nm DEVELOPMENT SCHEDULE

          Note: Variants to be delivered at a maximum of 10 per quarter

                                                           Availability
                                                   -----------------------------
                                                        FE           GDS
                                                   -----------------------------
                             1P           16K          [***]         [***]
                RF

                             2P           16K          [***]         [***]
--------------------------------------------------------------------------------
                             SP          512K          [***]         [***]
                             DP          512K          [***]         [***]
                HD

                          via ROM         1M           [***]         [***]
  ASAP                    Diff ROM        1M           [***]         [***]
--------------------------------------------------------------------------------
                             SP          512K          [***]         [***]
                HS

                             DP          512K          [***]         [***]
--------------------------------------------------------------------------------
                             SP          512K          [***]         [***]
                ULP          DP          512K          [***]         [***]
                            ROM          16M           [***]         [***]
--------------------------------------------------------------------------------
                             SP          512K          [***]         [***]
                HD           SP           8M           [***]         [***]
                             DP          512K          [***]         [***]
--------------------------------------------------------------------------------
                             SP          512K          [***]         [***]
  STAR          HS
                             DP          512K          [***]         [***]
--------------------------------------------------------------------------------
                             SP          512K          [***]         [***]
                ULP          DP          512K          [***]         [***]
                            ROM          16M           [***]         [***]
--------------------------------------------------------------------------------
Multiport                    6P           72K          [***]         [***]
--------------------------------------------------------------------------------
                           Binary        144K          [***]         [***]
  CAM

                           Ternary       144K          [***]         [***]
--------------------------------------------------------------------------------
 NOVeA          RAM          1P           16K          [***]         [***]
--------------------------------------------------------------------------------

          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

                             APPENDIX 4 -- RIGHT TO SUBLICENSE:

Licensee will have the right to sub-license the Virage Logic instances or memory compilers as described in the table below:

--------------------------------------------------------------------------------
                       DESIGN TYPE                   MANUFACTURED
                                                   THROUGH LICENSEE
--------------------------------------------------------------------------------
  MODEL 1                 [***]                         [***]
   [***]
--------------------------------------------------------------------------------
  MODEL 2                 [***]                         [***]
   [***]
--------------------------------------------------------------------------------
  MODEL 3                 [***]                         [***]
   [***]
--------------------------------------------------------------------------------
  MODEL 4                 [***]                         [***]
   [***]
--------------------------------------------------------------------------------
  MODEL 5                 [***]                         [***]
   [***]
--------------------------------------------------------------------------------


Notes:

- Licensee agrees to enter into agreements with its sublicensees that protect Virage Logic's confidential information, including specifically the memory compilers and/or instances, at least to the same extent as those protections provided in the Master License. In no event shall Licensee sublicense the memory compilers and/or instances to any entity that is involved in the commercial sale or license of memory compilers and/or instances.

- Partner is defined as a company that collaborates closely with Licensee for the development of mutually beneficial products

-       Partner as referred to in the table above excludes Crolles II [***].


- Regarding Model 3 above; in the event that the partner wishes to manufacture at [***], the Partner pays the appropriate project fee as defined in body of this Exhibit


          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.

              APPENDIX 5-- MANUFACTURING FEES FOR STAR, CAM & NOVeA

                     (to be completed by 30 September 2002)



          THE SYMBOL "[***]" IS USED TO INDICATE THAT A PORTION OF THE
             EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
           COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                        RESPECT TO THE OMITTED PORTIONS.